United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 3, 2003
(Date of earliest event reported)

Equity Marketing, Inc.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)

6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of Principal executive offices, including zip code)

(323) 932-4300
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

     On April 3, 2003, Equity Marketing, Inc. (the “Company”) entered into two long-term agreements with Burger King Corporation (“Burger King”); a Services Agreement which provides that the Company will retain its role as the primary creative agency of record for Burger King’s worldwide premiums program, and a Terms and Conditions of Supply which designates the Company as an approved manufacturing agency of record for Burger King’s worldwide premiums program. The negotiation of these agreements, which are effective October 1, 2002, was previously disclosed by the Company in a Current Report on Form 8-K filed December 2, 2002, which reported Burger King’s public announcement that the Company will retain its role as the primary creative and manufacturing agency of record for Burger King’s worldwide premiums program and the addition of Premium Surge, a division of Chicago-based DraftWorldwide, as Burger King’s second premium agency for kids promotions for Burger King restaurants worldwide.

     The Services Agreement specifies the Company’s guaranteed level of creative services business through the period ending September 30, 2004 and provides for recurring bi-annual negotiations between the Company and Burger King to determine the Company’s guaranteed level of Burger King’s business thereafter. The Company’s pending domestic supply agreement with RSI (discussed below) and international supply agreement with Burger King (discussed below) will contain analogous guaranteed level of business and bi-annual negotiation provisions. The assurance of a guaranteed significant majority of Burger King’s premium business worldwide through the period ending September 30, 2004, improves the overall visibility and predictability of the Company’s Burger King related revenues. Due to the lead times associated with this business, the Company anticipates that revenues related to these guarantees will actually be recognized from mid-2003 through mid-2005.

     With the completion of these Burger King agreements, the Company is now in the process of completing negotiations for the renewal of its long-term contract with Restaurant Services, Inc. (“RSI”), the exclusive domestic purchasing cooperative for the Burger King system, as well as an international supply agreement with Burger King pertaining to the supply of premiums outside of the United States. Management anticipates that these agreements will be finalized within the next 60 days.

     The Company has provided creative and manufacturing promotional services to the Burger King Corporation since 1986. In addition to its continued role as Burger King’s primary agency for premium programs, the Company also provides other strategic marketing services for the Burger King system, including domestic and international calendar planning, domestic logistics management services, and international franchisee order request operations.

     This report contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements and are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy, and actual results may differ materially from those anticipated by the Company due to a number of uncertainties, including some presently unknown to the Company. The Company undertakes no obligation to publicly release the results of any revisions to forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC.

Date: April 3, 2003	By:	/S/ TERESA L. TORMEY

Teresa L. Tormey, Senior Vice President, General Counsel and Secretary

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